SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2021

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

7550 Meridian Circle N, Maple Grove, MN 55369

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	NSYS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02   Results of Operations and Financial Condition

The Registrant issued a news release on May 13, 2021, entitled “Nortech Systems Announces First Quarter 2021 Results” regarding its consolidated fiscal year results and financial condition.  A copy of this news release is attached hereto as Exhibit 99.1.

Item 5.07   Submission of Matters to a Vote of Security Holders.

On May 13, 2021, Nortech Systems Incorporated (the “Company”) held its annual meeting of shareholders.  The items voted on at the meeting and the results of such voting are set forth below:

(1)

The shareholders elected seven directors to serve as members of the Company’s Board of Directors for one-year terms and until their successors are elected and qualified. The shareholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of all director nominees:

Nominee	Votes For	Votes Withheld
David B. Kunin	1,852,863	20,724
Ryan P. McManus	1,757,251	116,336
Jay D. Miller	1,844,132	29,455
Steven J. Rosenstone	1,845,633	27,954
Dan Sachs	1,845,813	27,774
Philip I. Smith	1,846,067	27,520
Stacy Kruse	1,846,435	27,152

(2)

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers (referred to as the “Say-On-Pay” proposal), as described in the Company’s proxy statement. There were 1,837,904 votes cast for the proposal; 24,018 votes cast against the proposal; 11,665 votes abstained; and there were 356,074 broker non-votes.

(3)

The shareholders ratified the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2021. There were 2,226,395 votes cast for the proposal; 1,265 votes cast against the proposal; and 2,001 votes abstained; and there were no broker non-votes.

Item 9.01   Financial Statements and Exhibits

99.1	News Release dated May 13, 2021 (furnished)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2021

Nortech Systems Incorporated
(Registrant)

/s/ Christopher D. Jones
Christopher D. Jones SVP and Chief Financial Officer